EXHIBIT 10.4

FORM OF CONVERTIBLE
PREFERRED STOCK OF
PHYSICIANS HEALTHCARE MANAGEMENT GROUP, INC.

[PhyHealth Logo]

Certificate Number	Shares

PAR VALUE $0.001 PREFERRED STOCK	CUSIP No. 71943J 10 9

THIS CERTIFIES THAT	SPECIMEN

Is The Owner on

FULLY PAID AND NON-ACCESSIBLE SHARES OF THE PREFERRED STOCK PAR VALUE OF $0.001 EACH OF PHYSICIANS HEALTHCARE MANAGEMENT GROUP, INC. TRANSFERABLE ON THE BOOK OF COPRORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERY ENDORSED.  THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

RICHARD E. GOULDING, MD	COUNTERSIGNED AND REGISTERED:
Secretary	ISLAND STOCK TRANSFER
Transfer Agent

ROBERT L. TRINKA	Authorized Signature
President	100 Second Avenue South, Suite 300N, St. Petersburg, FL 33701 727.289.0010

[CORPORATE SEAL]